UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2023

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SOTK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 7.01: Regulation FD Disclosure

Change of Chief Executive Officer

Effective as of December 31, 2023, Dr. Christopher L. Coccio transitioned from his position as Chief Executive Officer of Sono-Tek Corporation (the “Company”) to being the Company’s Executive Chairman. Dr. Coccio shall remain Chairman of the Company’s Board of Directors (the “Board”). As Executive Chairman, Dr. Coccio shall continue to play a senior leadership role in the Company’s management.

Effective upon Dr. Coccio’s transition, the Board had previously appointed R. Stephen Harshbarger to serve as the Company’s Chief Executive Officer. Mr. Harshbarger will also remain President of the Company. Mr. Harshbarger has over 30 years of experience in ultrasonic coating equipment for the electronics, medical device and advanced energy industries. He joined the Company in 1993 and was appointed President of the Company in 2012, elected a Director in 2013, and in August 2020, he assumed the Chief Operating Officer position as well. As President, he directed the Company’s Sales, Marketing, Engineering, Service, and Manufacturing Operations. Prior to becoming President, Mr. Harshbarger served as Sales Engineer, World-Wide Sales and Marketing Manager, Vice President & Director of Electronics and Advanced Energy (E&AE) and Executive Vice President. In his years managing the sales organization, Mr. Harshbarger established a worldwide distribution and representative network in more than 40 countries consisting of more than 300 people, and contributing to revenue growth of greater than 400%.

Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Manager for Plasmaco Inc., a world leader in the development of flat panel displays. In that position, he established that company’s distribution network, participated in venture capital funding, and introduced the first flat panel technology to Wall Street trading floors. Mr. Harshbarger is a graduate of Bentley University with a major in Finance and a minor in Marketing.

On January 2, 2024, the Company issued a press release concerning the change of the Company’s Chief Executive Officer in the form attached as Exhibit 99.1 to this Report.

Executive Compensation

Effective January 1, 2024, each named officer’s annual salary and potential current fiscal year bonus compensation are as follows:

Officer	Salary	Potential Bonus
R. Stephen Harshbarger	$265,000	$45,000
Christopher L. Coccio	$160,000	$39,000
Stephen J. Bagley	$185,000	$37,000

The potential bonus is based on the Company’s achieving revenue of $18,470,000 and operating income of $1,121,000 for the 2024 fiscal year.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

January 5, 2024